     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 27, 2000.


                                                      REGISTRATION NO. 333-40782
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                                GLOBESPAN, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                           3674                          75-2658218
(State or other jurisdiction of   (Primary standard industrial           (I.R.S. Employer
incorporation or organization)     classification code number)        Identification Number)

                            ------------------------

                                100 SCHULZ DRIVE
                               RED BANK, NJ 07701
                                 (732) 345-7500
   (Address and telephone number of Registrant's principal executive offices)
                         ------------------------------

                               ROBERT J. MCMULLAN
                            CHIEF FINANCIAL OFFICER
                                GLOBESPAN, INC.
                                100 SCHULZ DRIVE
                               RED BANK, NJ 07701
                                 (732) 345-7500
           (Name, address and telephone number of agent for service)
                         ------------------------------

                                   COPIES TO:

        JONATHAN P. CRAMER, ESQ.                             PAUL K. RISKO, ESQ.
  REBOUL, MACMURRAY, HEWITT, MAYNARD &                         SIDLEY & AUSTIN
                 KRISTOL                                      875 THIRD AVENUE
          45 ROCKEFELLER PLAZA                               NEW YORK, NY 10022
           NEW YORK, NY 10111                                  (212) 906-2000
             (212) 841-5700

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, or the Securities Act, check the following box. / / __________________________

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / __________________________

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / __________________________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                           --------------------------

    REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SUCH SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



    The sole purpose of this amendment is to file exhibits.


                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The following table sets forth the costs and expenses, other than underwriting discounts and commissions, payable by GlobeSpan in connection with the sale of common stock being registered. All amounts are estimates except the SEC registration fee and the NASD filing fees.

SEC registration fee........................................  $  256,628
NASD fee....................................................      30,500
Nasdaq National Market listing fee..........................      15,000
Printing and engraving expenses.............................     500,000
Legal fees and expenses.....................................     600,000
Accounting fees and expenses................................     600,000
Blue sky fees and expenses..................................      10,000
Transfer agent fees.........................................       5,000
Miscellaneous fees and expenses.............................     282,872
                                                              ----------
      Total.................................................  $2,300,000
                                                              ==========

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Section 145 of the Delaware General Corporation Law authorizes a court to award or a corporation's Board of Directors to grant indemnification to directors and officers in terms sufficiently broad to permit such indemnification under specified circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Securities Act"). Article VII, Section 6, of the Registrant's bylaws provides for mandatory indemnification of its directors and officers and permissible indemnification of employees and other agents to the maximum extent permitted by the Delaware General Corporation Law. The Registrant's certificate of incorporation provides that, pursuant to Delaware law, its directors shall not be liable for monetary damages for breach of the directors' fiduciary duty as directors to GlobeSpan and its stockholders. This provision in the certificate of incorporation does not eliminate the directors' fiduciary duty, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to GlobeSpan for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

    (a) EXHIBITS.


       EXHIBIT
       NUMBER                                   DESCRIPTION
---------------------                           -----------
        1.1             Form of Underwriting Agreement (preliminary form).

        2.1             Agreement and Plan of Merger among the Registrant, FTI
                        Acquisition Corp. and Ficon Technology, Inc., dated January
                        12, 2000 (incorporated into this document by reference to
                        Exhibit 2.1 to the Registrant's Current Report on Form 8-K
                        filed on March 10, 2000).

        2.2             Asset Purchase Agreement between the Registrant and PairGain
                        Technologies, Inc., dated January 24, 2000 (incorporated
                        into this document by reference to Exhibit 2.2 to the
                        Registrant's Current Report on Form 8-K filed on March 10,
                        2000).

        2.3             Agreement and Plan of Merger among the Registrant, Needles
                        Acquisition Corp. and T.sqware, Inc., dated April 20, 2000
                        (incorporated into this document by reference to Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed on May 12, 2000).

        2.4*            Amended and Restated Agreement and Plan of Merger among the
                        Registrant, Indigo Acquisition Corp. and iCompression, Inc.,
                        dated June 13, 2000.

        4.1 Specimen Common Stock certificate (incorporated into this document by reference to Exhibit 4.2 to the Registrant's
                        Registration Statement on Form S-1 (File No. 333-75173)).

        4.2             Warrant for the purchase of Common Stock made by the
                        Registrant and held by Cisco Systems, Inc., dated May 6,
                        1999 (incorporated into this document by reference to
                        Exhibit 10.20 to the Registrant's Registration Statement on
                        Form S-1 (File No. 333-75173)).

        4.3             Warrant for the purchase of Common Stock made by the
                        Registrant and held by Cisco Systems, Inc., dated May 6,
                        1999 (incorporated into this document by reference to
                        Exhibit 10.21 to the Registrant's Registration Statement on
                        Form S-1 (File No. 333-75173).

        4.4             Investors's Rights Agreement, dated May 6, 1999, between the
                        Registrant, Intel Corporation, Cisco Systems, Inc. and
                        Communication Partners, L.P. (incorporated into this
                        document by reference to Exhibit 10.19 to the Registrant's
                        Registration Statement on Form S-1 (File No. 333-75173)).

        4.5             Registration Rights Agreement between the Registrant and
                        PairGain Technologies, Inc., dated February 24, 2000
                        (incorporated into this document by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed on March 10, 2000).

        4.6             Subordinated Convertible Promissory Note issued by Company to PairGain Technologies, Inc., dated February 24, 2000
                        (incorporated into this document by reference to
                        Exhibit 10.1 to the Registrant's Current Report on Form 8-K
                        filed on March 10, 2000).

        4.7* Registration Rights Agreement between the Several Persons named in Annex I thereto, dated January 28, 2000.

        5.1             Opinion of Reboul, MacMurray, Hewitt, Maynard & Kristol.

       21.1*            Subsidiaries of the Registrant.

       23.1*            Consent of PricewaterhouseCoopers LLP.

       23.2*            Consent of Ernst & Young LLP, Independent Auditors.

       23.3*            Consent of Deloitte & Touche LLP.

       23.4             Consent of Reboul, MacMurray, Hewitt, Maynard & Kristol
                        (included in Exhibit 5.1).

       EXHIBIT
       NUMBER                                   DESCRIPTION
---------------------                           -----------
       24.1*            Power of Attorney (included in the signature page of the
                        Registration Statement).


------------------------


*   Previously filed.


ITEM 17. UNDERTAKINGS

    The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act), that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Delaware General Corporation Law, the Certificate of Incorporation or the Bylaws of the Registrant, the Underwriting Agreement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereunder, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    The Registrant hereby undertakes that:

        (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

        (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 26th day of July, 2000.


                                                       GLOBESPAN, INC.

                                                       By:  /s/ ARMANDO GEDAY
                                                            -----------------------------------------
                                                            Armando Geday
                                                            President and Chief Executive Officer

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:


                  /s/ ARMANDO GEDAY                    President, Chief Executive
     -------------------------------------------         Officer (Principal Executive   July 26, 2000
                    Armando Geday                        Officer) and Director

                          *                            Chief Financial Officer
     -------------------------------------------         (Principal Financial and       July 26, 2000
                   Robert McMullan                       Accounting Officer)

                          *
     -------------------------------------------       Director                         July 26, 2000
                    Thomas Epley

                          *
     -------------------------------------------       Director                         July 26, 2000
                    Keith Geeslin

                          *
     -------------------------------------------       Director                         July 26, 2000
                    David Stanton

                          *
     -------------------------------------------       Director                         July 26, 2000
                    Dipanjan Deb

                          *
     -------------------------------------------       Director                         July 26, 2000
                    James Coulter

                          *
     -------------------------------------------       Director                         July 26, 2000
                   Barbara Connor

                          *
     -------------------------------------------       Director                         July 26, 2000
                   Federico Faggin

                          *
     -------------------------------------------       Director                         July 26, 2000
                     John Marren


*By:                   /s/ ROBERT MCMULLAN
             --------------------------------------
                         Robert McMullan
                       individually and as
                        Attorney-in-Fact

                                 EXHIBIT INDEX


       EXHIBIT
       NUMBER                                   DESCRIPTION
---------------------                           -----------
        1.1             Form of Underwriting Agreement (preliminary form).
        2.1             Agreement and Plan of Merger among the Registrant, FTI
                        Acquisition Corp. and Ficon Technology, Inc., dated January
                        12, 2000 (incorporated into this document by reference to
                        Exhibit 2.1 to the Registrant's Current Report on Form 8-K
                        filed on March 10, 2000).
        2.2             Asset Purchase Agreement between the Registrant and PairGain
                        Technologies, Inc., dated January 24, 2000 (incorporated
                        into this document by reference to Exhibit 2.2 to the
                        Registrant's Current Report on Form 8-K filed on March 10,
                        2000).
        2.3             Agreement and Plan of Merger among the Registrant, Needles
                        Acquisition Corp. and T.sqware, Inc., dated April 20, 2000
                        (incorporated into this document by reference to
                        Exhibit 2.1 to the Registrant's Current Report on Form 8-K
                        filed on May 12, 2000).
        2.4*            Amended and Restated Agreement and Plan of Merger among the
                        Registrant, Indigo Acquisition Corp. and iCompression, Inc.,
                        dated June 13, 2000.
        4.1             Specimen Common Stock certificate (incorporated into this
                        document by reference to Exhibit 4.2 to the Registrant's
                        Registration Statement on Form S-1 (File No. 333-75173)).
        4.2             Warrant for the purchase of Common Stock made by the
                        Registrant and held by Cisco Systems, Inc., dated May 6,
                        1999 (incorporated into this document by reference to
                        Exhibit 10.20 to the Registrant's Registration Statement on
                        Form S-1 (File No. 333-75173)).
        4.3             Warrant for the purchase of Common Stock made by the
                        Registrant and held by Cisco Systems, Inc., dated May 6,
                        1999 (incorporated into this document by reference to
                        Exhibit 10.21 to the Registrant's Registration Statement on
                        Form S-1 (File No. 333-75173).
        4.4             Investors's Rights Agreement, dated May 6, 1999, between the
                        Registrant, Intel Corporation, Cisco Systems, Inc. and
                        Communication Partners, L.P. (incorporated into this
                        document by reference to Exhibit 10.19 to the Registrant's
                        Registration Statement on Form S-1 (File No. 333-75173)).
        4.5             Registration Rights Agreement between the Registrant and
                        PairGain Technologies, Inc., dated February 24, 2000
                        (incorporated into this document by reference to
                        Exhibit 4.1 to the Registrant's Current Report on Form 8-K
                        filed on March 10, 2000).
        4.6             Subordinated Convertible Promissory Note issued by Company to PairGain Technologies, Inc., dated February 24, 2000
                        (incorporated into this document by reference to
                        Exhibit 10.1 to the Registrant's Current Report on Form 8-K
                        filed on March 10, 2000).
        4.7*            Registration Rights Agreement between the Several Persons
                        named in Annex I thereto, dated January 28, 2000.
        5.1             Opinion of Reboul, MacMurray, Hewitt, Maynard & Kristol.
       21.1*            Subsidiaries of the Registrant.
       23.1*            Consent of PricewaterhouseCoopers LLP.
       23.2*            Consent of Ernst & Young LLP, Independent Auditors.
       23.3*            Consent of Deloitte & Touche LLP.
       23.4             Consent of Reboul, MacMurray, Hewitt, Maynard & Kristol
                        (included in Exhibit 5.1).
       24.1*            Power of Attorney (included in the signature page of the
                        Registration Statement).


------------------------


*   Previously filed.